MONMOUTH CAPITAL CORPORATION
                        125 Wyckoff Road
                   Eatontown, New Jersey 07724


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                       SEPTEMBER 23, 1999


     Notice is hereby given that the thirty-eighth Annual Meeting of Shareholders (Annual Meeting) of Monmouth Capital Corporation (Company) will be held on Thursday, September 23, 1999, at 4:00 p.m. at the offices of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

    1. To elect eight Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for the ensuing year; and

    2. To approve the selection by the Board of Directors of Cowan, Gunteski and Co. as Independent Auditors for the Company for the fiscal year ending March 31, 2000; and

    3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The minute books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on July 30, 1999 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            BY ORDER OF THE BOARD OF DIRECTORS


                                 /S/ Ernest V. Bencivenga
                                    ERNEST V. BENCIVENGA
                                         Secretary

August 6, 1999

                  MONMOUTH CAPITAL CORPORATION
                        125 Wyckoff Road
                   Eatontown, New Jersey 07724


                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                       SEPTEMBER 23, 1999


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Capital Corporation (Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 23, 1999, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy card are being distributed on or about August 6, 1999 to shareholders of record July 30, 1999.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $1.00 par value common stock (Common Stock) of record as of the close of business on July 30, 1999, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were 1,514,073 shares of Common Stock outstanding, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS


      It is proposed to elect a Board of eight Directors. The proxy will be voted for the election of the eight nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. During the fiscal year ended March 31, 1999, two Directors resigned. The Board of Directors has reduced the number of Directors from ten to eight. There are no current plans to increase the size of the Board at this time. If for any reason any of the said eight nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the eight nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Capital Corporation. In most respects, the activities of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc. are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance

     During the last fiscal year ended March 31, 1999, there were four meetings of the Board of Directors, including regularly-scheduled and special meetings. No Directors attended fewer than 75% of the meetings.

      The  Company has a standing Audit Committee, a Compensation
Committee and a Stock Option Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met once during the last fiscal year. Charles P. Kaempffer and W. Dunham Morey, both of whom are outside Directors, serve on the Audit Committee.

      The Compensation Committee, which makes recommendations  to the  Directors concerning compensation, met once during the  last
fiscal year.  Charles P. Kaempffer and   Robert G. Sampson  serve
on the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock Option Plan, met once during the last fiscal year.  Charles
P.  Kaempffer, W. Dunham Morey and Robert G. Sampson serve on the
Stock Option Committee.

                          NOMINEES FOR DIRECTOR


                    Present Position with the Company;
                   Business Experience During Past Five   Director
  Nominee; Age          Years; Other Directorships         Since

Ernest V.         Treasurer (1961 to present), Secretary    1961
Bencivenga        (1967   to   present)  and   Director.
(81)              Financial    Consultant    (1976    to
                  present); Treasurer and Director (1968
                  to  present)  of Monmouth Real  Estate
                  Investment                Corporation;
                  Secretary/Treasurer (1984 to  present)
                  and  Director  (1969  to  present)  of
                  United Mobile Homes, Inc.

Anna T. Chew      Controller   (1991  to  present)   and    1994
(41)              Director.       Certified       Public
                  Accountant; Vice President  and  Chief
                  Financial  Officer (1995 to  present),
                  Controller (1991 to 1995) and Director
                  (1994  to  present) of  United  Mobile
                  Homes,   Inc.;  Controller  (1991   to
                  present)   and   Director   (1993   to
                  present)   of  Monmouth  Real   Estate
                  Investment Corporation.

Boniface          Chairman   of  the  Board   (1968   to    1961
DeBlasio          present) and Director.  Director (1968
(78)              to  present)  of Monmouth Real  Estate
                  Investment Corporation.

Charles P.        Director.  Investor; Director (1974 to    1970
Kaempffer         present)   of  Monmouth  Real   Estate
(62)              Investment Corporation; Director (1969
                  to  present)  of United Mobile  Homes,
                  Inc.; Vice Chairman and Director (1996
                  to  present) of Community Bank of  New
                  Jersey;  Director (1989  to  1996)  of
                  Sovereign   Community  Bank  (formerly
                  Colonial Bank).

Eugene W. Landy   President   (1961  to   present)   and    1961
(65)              Director.   Attorney at Law;  Chairman
                  of   the   Board  (1995  to  present),
                  President (1969 to 1995) and  Director
                  (1969  to  present) of  United  Mobile
                  Homes,  Inc.;  President and  Director
                  (1968  to  present) of  Monmouth  Real
                  Estate Investment Corporation.

                    Present Position with the Company;
                   Business Experience During Past Five    Director
  Nominee; Age         Years;  Other Directorships          Since

Samuel A. Landy   Director.   Attorney at Law; President     1994
(39)              (1995   to  present),  Vice  President
                  (1991  to 1995) and Director (1992  to
                  present) of United Mobile Homes, Inc.;
                  Director (1989 to present) of Monmouth
                  Real Estate Investment Corporation.

W. Dunham Morey   Director.       Certified       Public     1961
(78)              Accountant; Director (1968 to present)
                  of  Monmouth  Real  Estate  Investment
                  Corporation.

Robert G.         Director.  Investor; Director (1968 to     1963
Sampson           present)   of  Monmouth  Real   Estate
(73)              Investment Corporation; Director (1969
                  to  present)  of United Mobile  Homes,
                  Inc.;   General   Partner   (1983   to
                  present)    of   Sampco,   Ltd.,    an
                  investment group.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS

     It is proposed to approve the appointment of Cowan, Gunteski & Co. as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the fiscal year ending March 31, 2000, and shareholder approval of said appointment is requested. Cowan, Gunteski & Co. has served as Independent Auditors of the Company since 1990. There are no affiliations between the Company and Cowan, Gunteski & Co., its partners, associates or employees, other than its employment as Independent Auditors for the Company. Cowan, Gunteski & Co. has informed the Company that it has no direct or indirect financial interest in the Company. The Company does not expect any representative of Cowan, Gunteski & Co. to attend the Annual Meeting.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that Cowan, Gunteski & Co. does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                     PRINCIPAL SHAREHOLDERS


     On July 15, 1999, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the common stock of the Company, except the following:

                                    Shares Owned
Name of Beneficial Owner         Beneficially(1)(2)   Percent of Class

Eugene W. Landy                        193,185               2.76%
20 Tuxedo Road
Rumson, NJ  07760

Group consisting of Walter             117,810               7.78%
Carucci, Carucci Family Partners,
and Carr Securities Corp.
1 Penn Plaza, New York, NY  10114

Group consisting of Paul H. O'Leary,    86,788               5.73%
Raffles Associates, L.P.and
Channel Partnership II
1 Penn Plaza, Suite 4720
New York, NY  10119

James E. Mitchell and                   78,681               5.20%
Mitchell Partners, L.P.
611 Anton Blvd., Costa Mesa, CA 92626

(1)    Beneficial  ownership,   as   defined   herein,   includes
  Common Stock as to which a person has or shares voting and/or investment power.

(2) As reported on Schedule 13D filed with the Securities and Exchange Commission.

          INFORMATION RESPECTING DIRECTORS AND OFFICERS


       As   of   July  15,  1999,  the  Officers  and  Directors,
individually and as a group, beneficially owned Common Stock of the Company as follows:

   Name of                 Shares Owned
Beneficial Owner          Beneficially(1)       Percent of Class

Ernest V. Bencivenga          6,301 (2)               0.42%
Anna T. Chew                  8,347 (3)               0.55%
Boniface DeBlasio            20,452 (4)               1.35%
Charles P. Kaempffer         15,331 (5)               1.01%
Eugene W. Landy             193,185 (6)              12.76%
Samuel A. Landy              58,991 (7)               3.90%
W. Dunham Morey              50,609                   3.34%
Robert G. Sampson            16,986                   1.12%

Directors and Officers
   as a Group               370,202                  24.45%


(1)   Beneficial ownership, as defined herein, includes  Common
      Stock as to which a person has or shares voting and/or investment power.

(2)   Includes 4,979 shares held by Mr. Bencivenga's wife.

(3)   Held jointly with Ms. Chew's husband.

(4)   Includes  3,621 shares  held by Mr. DeBlasio's  wife.

(5)   Includes (a) 726 shares in joint name with Mrs. Kaempffer;
      (b) 270  shares held  by  Mr. Kaempffer's wife;   and  (c)
      7,000 shares held in joint name with Mrs. Kaempffer as Trustees for the Charles Kaempffer Pension Plan.

(6) Includes (a) 7,063 shares held by Mr. Landy's wife; (b) 31,673 shares held in the Landy & Landy Employees' Pension Plan, of which Mr. Landy is a Trustee with power to vote; (c) 66,967 shares held in the Landy & Landy Employees' Profit Sharing Plan of which Mr. Landy is Trustee with power to vote.

(7) Includes (a) 12,108 shares held by Mr. Landy's wife; (b) 12,937 shares in custodial accounts for Mr. Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest, but has power to vote; and (c) 23,564 shares in the Samuel Landy Family Limited Partnership.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table shows compensation paid by the Company to its Chief Executive Officer for services rendered during the fiscal years ending March 31, 1999, 1998 and 1997. Because no executive officers received total annual salary and bonus exceeding $100,000, only the compensation paid to the Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

                                        Annual  Compensation
Name and Principal Position   Year   Salary   Bonus      Other(1)

Eugene W. Landy               1999   $37,500   None      $15,700
Chief Executive Officer       1998    None     None      $58,200
                              1997    None     None      $71,700

(1) Represents base compensation, Director's fees as well as legal and other fees to the firm of Landy & Landy.


Compensation of Directors

      The Directors receive a fee of $800 for each Board meeting attended. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.


Stock Option Plan

     On July 14, 1994, the shareholders approved and ratified the Company's 1994 Stock Option Plan authorizing the grant to officers and key employees of options to purchase up to 300,000 shares of common stock. Options may be granted any time up to December 31, 2003. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

      As of March 31, 1999, there were 55,000 shares exercisable and 245,000 shares available under the Plan. The following is a summary of stock options outstanding:


                Number of    Number of    Option      Expiration
Date of Grant   Employees     Shares       Price         Date

  1/4/95            2         20,000       $3.00       1/4/2000
  3/4/96            3         15,000       $3.50       3/4/2001
  4/8/98            2         20,000       $2.75       4/8/2003

                              55,000


Other Information

       Except  for  specific  agreements,  the  Company  has   no
retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.


     Report of Board of Directors on Executive Compensation


Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

     The second consideration is the individual achievements made by each officer. The Company is relatively small. The Committee is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The final criteria in setting compensation is comparable wages in the industry.

Evaluation


     The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer, in locating alternative business and investment opportunities. The Committee decided to continue Mr. Landy's annual compensation of $50,000. The Summary Compensation Table for Mr. Landy shows a salary of $37,500, base compensation of $12,500 plus $3,200 in director's fees for the year ended March 31, 1999.


                  COMPARATIVE STOCK PERFORMANCE


      The following line graph compares the total return of the Company's Common Stock for the last five fiscal years to the NASDAQ Total Return Index and the NASDAQ Financial Stocks Total Return Index. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                Monmouth Capital       NASDAQ          NASDAQ
    Year          Corporation          Total          Financial

    1994              100               100              100
    1995               91               111              112
    1996              107               151              154
    1997              101               168              198
    1998               83               254              311
    1999               85               342              275

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Since the beginning of the Company's last fiscal year, there have been no transactions or proposed transactions in which any of the Officers and Directors have a material interest.

     The only family relationship between any of the Directors or executive officers of the Company is that of Samuel A. Landy, Director, who is the son of Eugene W. Landy, President and a Director of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

     The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other Directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


Transactions with United Mobile Homes, Inc.

      The Mobile Home Store, Inc. (MHS), a subsidiary of the Company, has rental expenses to United Mobile Homes, Inc. (United). United owns and operates manufactured home communities. Six Directors of the Company are also Directors and shareholders of United. MHS pays United market rent on sites where MHS has a home for sale. Total site rental expense to United amounted to $148,249 for the year ended March 31, 1999. Effective April 1, 1995, MHS and United entered into an agreement whereby MHS leases space from United to be used as sales lots, at market rates, at most of United's communities. Total rental expense relating to these sales lots amounted to $139,200 for the year ended March 31, 1999.

      During fiscal 1999, MHS sold to United 15 homes for a total sales price of $370,908 at MHS's cost. These sales represented 7% of total sales made by MHS during the year. These manufactured homes were available through MHS, but could have been acquired by United from a third party at approximately the same price.

      During the year ended March 31, 1999, MHS acquired certain inventory from United. These purchases amounted to $155,400, representing 3% of total purchases made by MHS during fiscal 1999. This inventory was available through United, but could have been acquired from a third party at approximately the same cost.


Payments to Affiliated Persons

      Total payments to all Officers, Directors and affiliated persons during the fiscal year ended March 31, 1999 amounted to $104,850. Eugene W. Landy, President of the Company, received $53,200 in salary, management and Director's fees during the fiscal year ended March 31, 1999.


        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS


      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                          OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended March 31, 1999 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Capital Corporation, Attention: Secretary, 125 Wyckoff Road, Eatontown, New Jersey 07724.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2000 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 2000 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New Jersey 07724 not later than March 31, 2000.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Ernest V. Bencivenga
                                     Ernest V. Bencivenga
                                          Secretary

Dated: August 6, 1999



Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                           PROXY

                    MONMOUTH CAPITAL CORPORATION

               PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
      This Proxy is Solicited on behalf of the Board of Directors

        PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA and SAMUEL A. LANDY, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, September 23, 1999, at 4:00 o'clock p.m., and at any adjournment thereof, upon matters properly coming before the meeting, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Ernest V. Bencivenga, Anna T. Chew, Boniface DeBlasio, Charles P. Kaempffer,Eugene W. Landy, Samuel A. Landy, W. Dunham Morey, and Robert G. Sampson.

(Instruction:   To  withhold authority to  vote  for  any  individual
Nominee, write that person's name on the line below.)

_____________________________________________________________________

        FOR all Nominees                  WITHHOLD AUTHORITY
      except as Indicated /  /      to vote for listed Nominees /  /


(2) Approval of the appointment of Cowan, Gunteski & Co. as Independent Auditors for the Company for the fiscal year ending March 31, 2000.

       FOR  /  /            AGAINST /  /            ABSTAIN /  /

(3) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt  of  Notice  of  Meeting  and  Proxy  Statement  is   hereby
acknowledged.

DATED:____________, 1999.


_____________________________________
           Signature

_____________________________________
           Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.

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